Exhibit 99.1

Media Materials

Cincinnati Bell Inc. Completes Combination with Hawaiian Telcom

Combination extends reach, enhances scale and strengthens ability to capitalize on fiber demand

Appoints John Komeiji President of Hawaiian Telcom; Walter A. Dods, Jr. and Meredith J. Ching to Board of Directors

CINCINNATI and HONOLULU, July 2, 2018 – Cincinnati Bell (NYSE: CBB) (the “Company” or “Cincinnati Bell”) today announced the Company has completed its acquisition of Hawaiian Telcom Holdco, Inc. (“Hawaiian Telcom”), the leading integrated communications provider serving Hawai‘i and the state’s fiber-centric technology leader. The combination creates a stronger communications and technology company that will foster greater innovation as it builds scale and fiber density, enabling the Company to deliver more competitive, cutting-edge products and services to customers as it meets the growing demand for fiber capacity.

The transaction brings meaningful operational scale and accelerates Cincinnati Bell’s overarching strategy to create a diversified and balanced revenue mix by expanding the Company’s high-speed, high-bandwidth fiber optic network while building a complementary IT solutions and cloud services business. With the addition of Hawaiian Telcom, the Company enables further growth opportunities in its Entertainment and Communications business as it successfully migrates customers from legacy services to more advanced fiber offerings.

“Today marks a tremendous milestone for Cincinnati Bell and Hawaiian Telcom as we take an important step together toward expanding our portfolio of next-generation fiber offerings and securing fiber density value for our customers and shareholders,” said Leigh Fox, President and Chief Executive Officer of Cincinnati Bell. “Fiber density remains a key market differentiator in an increasingly competitive environment. By allowing us to better anticipate and capitalize on the fast-growing demand for strategic fiber offerings, this combination positions our company to be at the forefront of innovation in telecommunications and establishes a platform for future growth.”

The transaction builds upon Hawaiian Telcom’s local knowledge and deep fiber infrastructure, including its direct access to the historic SEA-US Trans-Pacific fiber cable linking Asia to the United States. This expanded route diversity provides the combined company with enhanced exposure to key markets where demand for global communications is steadily rising. Cincinnati Bell is committed to investing in Hawai‘i through the continued buildout of Hawaiian Telcom’s Next Generation Fiber Network, enabling increased access to high-capacity broadband across the state.

Hawaiian Telcom will retain its name and will continue to be locally managed and operated under the leadership of John Komeiji, who will serve as President and General Manager of Hawaiian Telcom. Mr. Komeiji has served as Hawaiian Telcom’s Chief Administrative Officer & Legal Counsel for nearly ten years. He has spent the past four decades investing in Hawai‘i, first as one of the state’s most successful litigators, and then as a corporate leader focused on building a strong and sustainable local company.

“The entire leadership team looks forward to working closely with John, who exhibits an unwavering commitment to serving Hawai‘i, has intimate knowledge of Hawaiian Telcom and the local community, and has a proven track record of thoughtful leadership,” Mr. Fox added. “We are excited about what today’s news means for our ability to execute on our growth goals in a rapidly changing industry as we meet the needs of customers across the Hawaiian Islands and our recently expanded North American footprint. With Hawaiian Telcom, Cincinnati Bell has found a great partner for the future.”

Cincinnati Bell has also added two Hawaiian Telcom Board Members, Walter A. Dods, Jr. and Meredith J. Ching, to its Board of Directors.

•	Walter A. Dods Jr. has served in numerous roles on the Hawaiian Telcom Board of Directors since 2005, including as Chairman from 2008-2010. In December of 2008, he retired as Chairman of the Board of First Hawaiian Bank, from which he retired as chief executive officer four years earlier. In addition to BancWest Corporation, First Hawaiian Bank and Bank of the West, Mr. Dods serves on the boards of the following Hawai‘i businesses: HC&D, LLC; Pacific Guardian Life Insurance Co., Ltd.; Par Pacific Holdings, Inc., and Servco Pacific Inc. Mr. Dods graduated from St. Louis High School, Honolulu, and received a bachelor’s degree in business administration from the University of Hawai‘i.

•	Meredith J. Ching is Executive Vice President – External Affairs at Alexander & Baldwin, Inc. (A&B), a nearly 150-year old Hawai‘i company that is the state’s fourth largest private landowner. Ms. Ching has served on numerous government boards and commissions, and currently serves on the non-profit boards of Kapi‘olani Health Foundation, Hawai‘i Agricultural Foundation, Hawai‘i Ag & Culinary Alliance and the A&B Sugar Museum. Ms. Ching is a graduate of Punahou School in Honolulu, and earned a bachelor’s degree in civil engineering from Stanford University and a master’s degree in business administration from the University of California at Los Angeles.

Phil Cox, Chairman of Cincinnati Bell’s Board of Directors, stated, “Walter and Meredith bring a wealth of experience to the Cincinnati Bell Board of Directors, including decades of work in the Hawai‘i market and intimate knowledge of the Hawaiian Telcom business. Importantly, they also share our values and commitment to serving our local communities as we provide access to innovative technologies that fuel social and economic development. We are excited to welcome them to the Board.”

About Cincinnati Bell

With headquarters in Cincinnati, Ohio, Cincinnati Bell Inc. (NYSE: CBB) provides integrated communications solutions – including local and long distance voice, data, high-speed Internet and video – that keep residential and business customers in Greater Cincinnati and Dayton connected with each other and with the world. In addition, enterprise customers across the United States and Canada rely on CBTS and OnX, wholly-owned subsidiaries, for efficient, scalable office communications systems and end-to-end IT solutions. For more information, please visit www.cincinnatibell.com. The information on Cincinnati Bell’s website is not incorporated into this press release.

About Hawaiian Telcom

Hawaiian Telcom, established and headquartered in Honolulu since 1883, offers a full range of services to businesses and residential customers including Internet, video, voice, wireless, data network solutions and security, colocation, and managed and cloud services – all supported by the reach and reliability of its next generation fiber network and 24/7 state-of-the-art network operations center. With employees statewide sharing a commitment to innovation and a passion for delivering superior service, Hawaiian Telcom is proud to be Hawai‘i’s Technology Leader. For more information, visit hawaiiantel.com. The information on Hawaiian Telcom’s website is not incorporated into this press release.

Contacts

Investor contact:

Josh Duckworth, +1 513-397-2292

joshua.duckworth@cinbell.com

Media contact:

Cincinnati Bell

Josh Pichler, +1 513-565-0310

josh.pichler@cinbell.com

Hawaiian Telcom

Ann Nishida Fry, +1 808-546-1888

ann.nishida@hawaiiantel.com

Cautionary Statement Concerning Forward-Looking Statements

This communication and the documents incorporated by reference herein may contain “forward-looking” statements, as defined in federal securities laws including the Private Securities Litigation Reform Act of 1995, which are based on the Company’s current expectations, estimates, forecasts and projections. Statements that are not historical facts, including statements about the beliefs, expectations and future plans and strategies of the Company, are forward-looking statements. Actual results may differ materially from those expressed in any forward-looking statements. The following important factors, among other things, could cause or contribute to actual results being materially and adversely different from those described or implied by such forward-looking statements including, but not limited to: those discussed in this communication; the Company operates in highly competitive industries, and customers may not continue to purchase products or services, which would result in reduced revenue and loss of market share; the Company may be unable to grow its revenues and cash flows despite the initiatives it has implemented; failure to anticipate the need for and introduce new products and services or to compete with new technologies may compromise the Company’s success in the telecommunications industry; the Company’s access lines, which generate a significant portion of its cash flows and profits, are decreasing in number. If the Company continues to experience access line losses similar to the past several years, its revenues, earnings and cash flows from operations may be adversely impacted; negotiations with the providers of content for the Company’s video programming may not be successful, potentially resulting in the Company’s inability to carry certain programming channels, which could result in the loss of subscribers. In addition, due to the influence of some content providers, the Company may be forced to pay higher rates for some content, resulting in increased costs; the Company’s failure to meet performance standards under its agreements could result in customers terminating their relationships with the Company or customers being entitled to receive financial compensation, which would lead to reduced revenues and/or increased costs; the Company generates a substantial portion of its revenue by serving a limited geographic area; a large customer accounts for a significant portion of the Company’s revenues and accounts receivable. The loss or significant reduction in business from this customer would cause operating revenues to decline and could negatively impact profitability and cash flows; maintaining the Company’s telecommunications networks requires significant capital expenditures, and the Company’s inability or failure to maintain its telecommunications networks could have a material impact on its market share and ability to generate revenue; increases in broadband usage may cause network capacity limitations, resulting in service disruptions or reduced capacity for customers; the Company may be liable for the material that content providers distribute over the Company’s networks; cyber attacks, including on the Company’s vendors, or other breaches of network or other information technology security could have an adverse effect on the Company’s business; natural disasters, terrorist acts or acts of war could cause damage to the Company’s infrastructure and result in significant disruptions to the Company’s operations; the regulation of the Company’s businesses by federal and state authorities may, among other things, place the Company at a competitive disadvantage, restrict its ability to price its products and services and threaten its operating licenses; the Company depends on a number of third party providers, and the loss of, or problems with, one or more of these providers may impede the Company’s growth or cause the Company to lose customers; a failure of back-office information technology systems could adversely affect the Company’s results of operations and financial condition; if the Company fails to extend or renegotiate its collective bargaining agreements with its labor union when they expire, or if its unionized employees were to engage in a strike or other work stoppage, the Company’s business and operating results could be materially harmed; the loss of any of the senior management team or attrition among key sales associates could adversely affect the Company’s business, financial condition, results of operations and cash flows; the Company’s debt could limit the Company’s ability to fund operations, raise additional capital, and fulfill its obligations, which, in turn, would have a material adverse effect on its businesses and prospects generally; the Company’s credit agreement, the indenture governing the Company’s notes due 2024, the indenture governing the Company’s notes due 2025 and other indebtedness impose significant restrictions on the Company; the Company depends on its credit agreement and its accounts receivable securitization facility to provide for its short-term financing requirements in excess of amounts generated by operations, and the availability of those funds may be reduced or limited; the servicing of the Company’s indebtedness is dependent on the Company’s ability to generate cash, which could be impacted by many factors beyond its control; the Company depends on the receipt of dividends or other intercompany transfers from its subsidiaries and investments; the acquisition of Hawaiian Telcom (the “Merger”) may not achieve its intended results, and the Company and Hawaiian Telcom may be unable to successfully integrate their operations; the Company following the closing of the Merger (the “combined company”) is expected to incur expenses related to the integration of the Company and Hawaiian Telcom; the future results of the combined company will suffer if the combined company does not effectively manage its expanded operations following the Merger; uncertainties associated with the Merger may cause a loss of management personnel and other key employees, which could adversely affect the future business and operations of the combined company; the combined company will have substantial indebtedness following the Merger and the credit ratings of the combined company or its subsidiaries may be different from what the companies currently expect; the Merger may involve unexpected costs, unexpected liabilities or unexpected delays; the acquisition of OnX Holdings LLC (“OnX”) may not achieve its intended results, and the Company may be unable to successfully integrate OnX’s operations; the trading price of the Company’s common shares may be volatile, and the value of an investment in the company’s common shares may decline; the uncertain economic environment, including uncertainty in the U.S. and world securities markets, could impact the Company’s business and financial condition; the Company’s future cash flows could be adversely affected if it is unable to fully realize its deferred tax assets; changes in tax laws and regulations, and actions by federal, state and local taxing authorities related to the interpretation and application of such tax laws and regulations, could have a negative impact on the Company’s financial results and cash flows; the Company’s interpretation of the Tax Cuts and Jobs Act of 2017 could change, and have an adverse impact on financial results; adverse changes in the value of assets or obligations associated with the Company’s employee benefit plans could negatively impact shareowners’ deficit and liquidity; third parties may claim that the Company is infringing upon their intellectual property, and the Company could suffer significant litigation or licensing expenses or be prevented from selling products; third parties may infringe upon the Company’s intellectual property, and the company may expend significant resources enforcing its rights or suffer competitive injury; the Company could be subject to a significant amount of litigation, which could require it to pay significant damages or settlements; the Company could incur significant costs resulting from complying with, or potential violations of, environmental, health and human safety laws; and the other risks and uncertainties detailed in the Company’s filings, including its Form 10-K for the fiscal year ended December 31, 2017, with the SEC as well as Hawaiian Telcom’s filings, including its Form 10-K for the fiscal year ended December 31, 2017, with the SEC. These forward-looking statements are based on information, plans and estimates as of the date hereof and there may be other factors that may cause the Company’s actual results to differ materially from these forward-looking statements. The Company assumes no obligation to update the information contained in this communication except as required by applicable law.